UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2018

UNITED COMMUNITY BANKS, INC.

(Exact name of registrant as specified in its charter)

Georgia	No. 001-35095	No. 58-1807304
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

125 Highway 515 East

Blairsville, Georgia 30512

(Address of principal executive offices)

Registrant's telephone number, including area code:

(706) 781-2265

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 18, 2018, United Community Banks, Inc. (the “Company”) entered into an Indenture (the “Indenture”) and a First Supplemental Indenture (the “Supplemental Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee, under which the Company issued $100,000,000 of its 4.500% Fixed to Floating Rate Subordinated Notes due January 30, 2028 (the “Notes”). As previously disclosed, the Notes were offered and sold pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-203548) (the “Registration Statement”), including a preliminary prospectus supplement dated January 9, 2018 and a final prospectus supplement dated January 10, 2018 to the prospectus contained in the Registration Statement.

The description of the Indenture and the Supplemental Indenture is a summary and is qualified in its entirety by reference to the full text of the Indenture and the Supplemental Indenture, which are attached hereto as Exhibits 4.1 and 4.2 and are incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 with respect to the Indenture and the Supplemental Indenture is incorporated by reference into this Item 2.03.

Item 8.01	Financial Statements and Exhibits.

The validity of the Notes offered in its public offering was passed upon for the Company by Troutman Sanders LLP. The opinion is attached hereto as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of January 18, 2018, by and between the Company and The Bank of New York Mellon, N.A., as trustee

4.2	First Supplemental Indenture, dated as of January 18, 2018, by and between the Company and The Bank of New York Mellon, N.A., as trustee

4.3	Form of 4.500% Fixed to Floating Rate Subordinated Notes due January 30, 2028 (included as Exhibit A to Exhibit 4.2)

5.1	Opinion and Consent of Troutman Sanders LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

By:	/s/ Jefferson Harralson
Jefferson Harralson
Executive Vice President and
Chief Financial Officer

Date: January 23, 2018